KemPharm INC

Q1 2022 Results Call

May 12, 2022

Cautionary Note Regarding Presentation Information

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue,” “could,” “intend,” “target,” “predict,” or the negative versions of those words or other comparable words or expressions, although not all forward-looking statements contain these identifying words or expressions. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements include statements regarding the market outlook for AZSTARYS®, potential regulatory and sales milestone and royalty payments pursuant to the License Agreement with an affiliate of Gurnet Point Capital, the potential benefits of AZSTARYS, the clinical development of KP879 and KP1077, the timing or results of any clinical trials, data readouts or the results of any IND applications, the potential uses or benefits of SDX or any other product candidates for any specific disease indication or at any dosage, and KemPharm’s forecasted cash runway. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of KemPharm’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and KemPharm’s other filings with the Securities and Exchange Commission.

While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation.

This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

KEMPHARM VALUE PROPOSITION

Innovative pharmaceutical company discovering and developing novel treatments for CNS and rare diseases

Two FDA approved and partnered medications, AZSTARYS® and APADAZ®, validate approach and science

Focus on high-value areas with significant unmet needs in CNS/rare disease with potential to internally commercialize

KemPharm: Q1 2022 and Recent Highlights

KP1077 Development Program

- ✓ **KP1077 IND for IH submitted to FDA**
- ✓ Phase 2 trial initiation in IH in 2H 2022
- ✓ Narcolepsy trial to follow
- ✓ Cardiovascular trial initiated; Data Q3 2022

Pipeline Expansion Well Underway

- ✓ Continuing efforts to build a highly differentiated pipeline of development assets
- ✓ Focused on high-value areas with significant unmet needs in **CNS/rare disease** with potential to internally commercialize
- ✓ Internal product candidate advancing; potential announcement as early as Q2 2022

AZSTARYS® Now Launched Nationally

- ✓ Expanded launch of AZSTARYS supports revenue potential from royalties and milestones in 2022
- ✓ Update from Corium to be scheduled

Strong Balance Sheet to Support Value Creation

- ✓ Cash, cash equivalents, marketable securities and long-term investments of **$119.1M** as of Mar. 31, 2022
- ✓ Solid balance sheet supports development efforts and other pipeline expansion activities
- ✓ **Available capital extends cash runway beyond 2025**

Pipeline of Product Candidates with Substantial Milestones in 2022 and Beyond

Indication	Product Candidate	Phase of Development	Anticipated Timing of Next Milestone
Rare Sleep Disorders			
Idiopathic Hypersomnia (IH)	KP1077	Phase 2	2H 2022
Narcolepsy Type I and II	KP1077	Phase 2	To follow IH trial start
Sleep Disorders	TBD	Internal candidate advancement	Q2 2022
First-in-Class Therapy			
Stimulant Use Disorder (SUD)	KP879	Phase 2	External Funding and Collaborations

In-licensed or Acquired Product(s)			
CNS or Related	TBD	Phase 2 or later	H2 2022

KP1077 Product Candidate Overview

- 100% Serdexmethylphenidate (SDX) product with multiple dosing options depending on patient needs
  - Dosed either QD (1x daily at bedtime) or BID (2x daily at bedtime and upon waking)
- Features and benefits already demonstrated:
  - **SDX has already been designated C-IV by DEA**
  - No DDI potential with hormonal contraceptives and antidepressants
- Potential additional features and benefits to be studied:
  - **Greater tolerability** could allow for higher, more effective dosing (i.e. greater efficacy)
  - Dosing regimen addresses the two primary issues associated with IH
    - Night-time dosing addresses sleep inertia (waking)
    - Morning dosing addresses daytime brain fog; considered most problematic symptom of IH
  - **Lessened effect on heart rate and blood pressure** vs. other MPH products
- Eligible for Fast-Track, Orphan Drug and Breakthrough Therapy designations
- No generic equivalent and not substitutable; **solid IP through 2037** and potentially beyond

KP1077: Addressing Cardiovascular Stimulant Comorbidities

- **Many comorbidities and patient demographics complicate treatment, including cardiovascular issues**
  - *Brain fog in IH is so debilitating that current, tolerable stimulant treatment doses are inadequate*:
    - The ability to dose higher with fewer negative side-effects, including those associated with blood pressure (BP) and heart rate (HR), compared to current off-label treatments have the potential to more adequately address brain fog
  - *High BP and HR increases are associated with other stimulant treatments; could lead to dose limitations, discontinuation or contraindication (est. ~50% of US population has HBP)*[1]
    - Due to the unique pharmacokinetic profile of SDX, KP1077 may be demonstrably better than current stimulants including MPH products with regards to BP and HR
- **Phase 1 clinical trial recently initiated to assess cardiovascular safety of SDX compared to immediate-release and long-acting formulations of Ritalin®**
  - SDX's pharmacokinetic release profile of d-MPH may avoid adverse events associated with large and rapid exposure fluctuations observed with other stimulant-based therapies
  - Topline results expected as early as Q3 2022

(1) https://www.cdc.gov/bloodpressure

Financial Update

Q1 2022 Results; Financial Position is a Source of Strength

Income Statement Details for Q1 2022:

- Q1 2022 revenue of $4.0M, derived primarily from consulting services fees, royalties, and a success fee from Corium related to FDA approval of its product, ADLARITY
- Q1 2022 net loss attributable to common stockholders of ($1.9M), or ($0.05) per basic and diluted share
- Looking ahead, we expect R&D expense will continue to increase through FY 2022 as the KP1077 development program continues forward

Balance Sheet Details as of Mar. 31, 2022:

- Cash, cash equivalents, marketable securities and long-term investments was $119.1M
- Available cash, cash equivalents, marketable securities and long-term investments extends cash runway beyond 2025

Upcoming Clinical, Reg and BD Milestones Create Potential Near-Term Value

Milestone	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
KP1077 for IH						
Type B meeting with FDA	✓					
IND filing/may proceed		✓				
Phase 1 CV differentiation trial		✓	x			
Phase 2 trial			x			x
KP1077 for Narcolepsy						
Type B meeting with FDA			x			
IND filing				x		
Phase 2/3 trial initiation				x		
KP879						
Final trial results	✓	*Seeking external funding and/or collaborations…*				
Additional clinical stage candidate(s)						

Note: "X" denotes an event, ***blue*** *box denotes activity timeframe*

KemPharm INC

Leveraging our LAT® Prodrug Technology to Create Long-Term Value

For additional information please contact:
Jason Rando
jrando@tiberend.com